UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On September 4, 2024, Performance Food Group Company (the “Company”) announced that its indirect wholly-owned subsidiary, Performance Food Group, Inc. (the “Issuer”), intends, subject to market and other conditions, to offer (the “Offering”) $1.0 billion aggregate principal amount of Senior Notes due 2032 (the “Notes”). The Notes will be guaranteed by PFGC, Inc., the Issuer’s direct parent company (“Parent”), and each of Parent’s existing and future material wholly-owned domestic restricted subsidiaries, subject to certain exceptions.

The Company is furnishing certain information that will be included in the offering circular for the proposed Offering in this Item 7.01.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Amendment of ABL Facility

In connection with Company’s previously announced agreement to acquire Cheney Bros., Inc. (“Cheney Brothers”) (the “Cheney Brothers Acquisition”), the Company is seeking an amendment and restatement of its existing asset-based revolving credit facility (the “Existing ABL Facility”) to, among other things, provide an additional $1.0 billion of revolving commitments, for a total aggregate principal amount of up to $5.0 billion, and extend the stated maturity date of the ABL Facility until 2029 (the “ABL Amendment”). In this Current Report on Form 8-K, references to the “ABL Facility” refer to the Existing ABL Facility as amended and restated by the ABL Amendment.

The Company currently expects to enter into the ABL Amendment prior to, or substantially concurrently with, the closing of the Offering. However, there can be no assurance that the Company will be able to complete any such transaction on the terms described herein. The Company’s ability to successfully syndicate the ABL Amendment could be impacted by market conditions and geopolitical and other events. The entry into and closing of the ABL Amendment is not a condition to the closing of the proposed Offering, and the closing of the proposed Offering is not conditioned on the closing of the Cheney Brothers Acquisition.

The (i) issuance and sale of the Notes, (ii) entry into the ABL Amendment, (iii) consummation of the Cheney Brothers Acquisition, (iv) use of the net proceeds from the Offering, together with borrowings under the ABL Facility, to fund the Cheney Brothers Acquisition, (iv) the consummation by the Company of the acquisition of José Santiago, Inc. (“José Santiago”) on July 2, 2024 and (v) payment of all fees and expenses related to such transactions referred to in this sentence, are collectively referred to in this Current Report on Form 8-K as the “Transactions.”

Adjusted Financial Information

In connection with the presentation of certain financial information in the offering circular as of June 29, 2024, as adjusted after giving effect to the Transactions, the Company reported that total debt would have been $6.79 billion.

Certain Financial Information of Cheney Brothers and José Santiago

For the twelve-month period ended May 31, 2024, Cheney Brothers’ net income was $74.4 million and its Adjusted EBITDA was $159.4 million. Cheney Brothers’ net sales for the twelve months ended May 31, 2024 were $3.3 billion.

The following table presents a reconciliation of Cheney Brothers’ Adjusted EBITDA to net income for the period presented:

Twelve months ended May 31, 2024
(dollars in millions)
Net income	$74.4
Interest expense	11.3
Income tax expense	25.2
Depreciation and amortization of intangible assets	54.3
Other adjustments (1)	(5.8)

Adjusted EBITDA (Non-GAAP)	$159.4

(1)	Represents adjustments required to conform Cheney Brothers financial information to the Company’s accounting policies.

For the twelve-month period ended June 30, 2024, José Santiago’s net income was $46.2 million and its Adjusted EBITDA was $47.4 million. José Santiago’s net sales for the twelve months ended June 30, 2024 were $385.6 million.

The following table presents a reconciliation of José Santiago’s Adjusted EBITDA to net income for the period presented:

Twelve months ended June 30, 2024
(dollars in millions)
Net income	$46.2
Depreciation and amortization of intangible assets	2.8
Other adjustments (1)	(1.6)

Adjusted EBITDA (Non-GAAP)	$47.4

(1)	Represents interest income, tax credit income, and other adjustments required to conform to the Company’s accounting policies.

The financial information of Cheney Brothers and José Santiago are based on financial statements that were prepared by Cheney Brothers’ and José Santiago’s management, respectively, and do not include any contributions from synergies or cost savings that our management expects to achieve in the future. The information is based on reasonable assumptions and information management believes to be reliable and accurate and represents management’s good faith estimates that are made on the basis of such assumptions and information. This financial information has not been audited, reviewed, examined, compiled or subject to agreed upon procedures by our independent registered public accounting firm, Deloitte & Touche LLP.

Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure of performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”).

Management measures operating performance based on the Company’s Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items that the Company does not consider part of the Company’s core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction, and other adjustment items permitted in calculating covenant compliance under the Company’s credit agreement and indentures (other than certain pro forma adjustments permitted under the Company’s credit agreement, the indentures governing the Company’s 5.500% Senior Notes due 2027 and 4.250% Senior Notes due 2029 and the indenture that will govern the Notes relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under the Company’s credit agreement and indentures, the Company’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments and making restricted payments is restricted. Certain exceptions to such restrictions may be tied to ratios based on Adjusted EBITDA (as such term or a similar term is defined in such credit agreement and indentures). The Company’s definition of Adjusted EBITDA (or any similar term) may not be the same as similarly titled measures used by other companies.

Adjusted EBITDA is not defined under GAAP and is subject to important limitations. The Company believes that the presentation of Adjusted EBITDA for Cheney Brothers and José Santiago is useful to investors because it is frequently used by securities analysts, investors and other interested parties in their evaluation of the operating performance of companies in similar industries. In addition, targets based on Adjusted EBITDA are among the measures the Company uses to evaluate management’s performance for purposes of determining their compensation under the Company’s incentive plans.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, statements related to the proposed Offering, the intended use of proceeds from the Offering and the Cheney Brothers Acquisition. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: economic factors, including inflation or other adverse changes such as a downturn in economic conditions or a public health crisis, negatively affecting consumer confidence and discretionary spending; the Company’s reliance on third-party suppliers; labor relations and cost risks and availability of qualified labor; costs and risks associated with a potential cybersecurity incident or other technology disruption; the Company’s reliance on technology and risks associated with disruption or delay in implementation of new technology; competition in the Company’s industry is intense, and the Company may not be able to compete successfully; the Company operates in a low margin industry, which could increase the volatility of its results of operations; the Company may not realize anticipated benefits from its operating cost reduction and productivity improvement efforts; the Company’s profitability is directly affected by cost inflation and deflation, commodity volatility and other factors; the Company does not have long-term contracts with certain customers; group purchasing organizations may become more active in the Company’s industry and increase their efforts to add the Company’s customers as members of these organizations; changes in eating habits of consumers; extreme weather conditions, including hurricane, earthquake and natural disaster damage; volatility of fuel and other transportation costs; the Company’s inability to adjust cost structure where one or more of its competitors successfully implement lower costs; the Company’s inability to increase its sales in the highest margin portion of its business; changes in pricing practices of the Company’s suppliers; the Company’s growth strategy may not achieve the anticipated results; risks relating to acquisitions, including the risks that the Company is not able to realize benefits of acquisitions or successfully integrate the businesses it acquires; environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures; the Company’s inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products; a portion of the Company’s sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining; the potential impact of product recalls and product liability claims relating to the products the Company distributes and other litigation; adverse judgments or settlements or unexpected outcomes in legal proceedings; negative media exposure and other events that damage the Company’s reputation; impact of uncollectibility of accounts receivable; increase in excise taxes or reduction in credit terms by taxing jurisdictions; the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses; risks relating to the Company’s outstanding indebtedness, including the impact of interest rate increases on its variable rate debt; the Company’s ability to raise additional capital on commercially reasonable terms or at all; and the following risks related to the Cheney Brothers Acquisition: (i) the risk that U.S. federal antitrust clearance or other approvals required for the Cheney Brothers Acquisition may be delayed or not obtained or are obtained subject to conditions (including divestitures) that are not anticipated that could require the exertion of the Company management’s time and its resources or otherwise have an adverse effect on the Company; (ii) the risk that the Company could owe a $115.2 million termination fee to Cheney Brothers. under certain circumstances relating to a failure to obtain U.S. federal antitrust clearance or any other required antitrust or competition approvals; (iii) the possibility that certain conditions to the consummation of the Cheney Brothers Acquisition will not be satisfied or completed on a timely basis and accordingly the Cheney Brothers Acquisition may not be consummated on a timely basis or at all; (iv) uncertainty as to the expected financial performance of the combined company following completion of the Cheney Brothers Acquisition; (v) the possibility that the expected synergies and value creation from the Cheney Brothers Acquisition will not be realized or will not be realized within the expected time period; (vi) the exertion of the Company management’s time and its resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third party consents or approvals for the Cheney Brothers Acquisition; (vii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Cheney Brothers Acquisition or that the integration of Cheney Brothers’ foodservice business will be more difficult or time consuming than expected; (viii) the availability of debt financing for the Cheney Brothers Acquisition; (ix) a downgrade of the credit rating of the Company’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (x) unexpected costs, charges or expenses resulting from the Cheney Brothers Acquisition; (xi) the inability to retain key personnel; (xii) disruption from the announcement, pendency and/or completion of the Cheney Brothers Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers, other business partners or regulators, making it more difficult to maintain business and operational relationships; and (xiii) the risk that, following the Cheney Brothers Acquisition, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and the Company does not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

ITEM 8.01.	OTHER EVENTS.

On September 4, 2024, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to certain non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Performance Food Group Company, dated September 4, 2024

104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: September 4, 2024	By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Executive Vice President, General Counsel and Secretary